Exhibit 10.1

FOURTH INCREMENTAL ASSUMPTION AGREEMENT TO THE SYNDICATED

FACILITY AGREEMENT

FOURTH INCREMENTAL ASSUMPTION AGREEMENT dated August 7, 2025 (this “Agreement”), to that certain SYNDICATED FACILITY AGREEMENT, dated as of November 24, 2023 (as amended by that certain First Incremental Assumption Agreement to the Syndicated Facility Agreement, dated March 14, 2024 (the “First Incremental Assumption Agreement”), that certain Second Incremental Assumption Agreement to the Syndicated Facility Agreement, dated December 19, 2024 (the “Second Incremental Assumption Agreement”), that certain First Repricing Agreement to the Syndicated Facility Agreement, dated December 19, 2024 (the “First Repricing Agreement”) and that certain Third Incremental Assumption Agreement to the Syndicated Facility Agreement dated June 4, 2025 (the “Third Incremental Assumption Agreement”), the “Existing Credit Agreement”), among FLUTTER ENTERTAINMENT PLC, a public limited company incorporated in Ireland with registration number 16956 and registered office at Belfield Office Park, Beech Hill Road, Clonskeagh, Dublin 4, Ireland (the “Company”), PPB TREASURY UNLIMITED COMPANY, a private unlimited company incorporated in Ireland with registration number 638040 and registered office at Belfield Office Park, Beech Hill Road, Clonskeagh, Dublin 4, Ireland (“PPB”), BETFAIR INTERACTIVE US FINANCING LLC, a Delaware limited liability company organised in Delaware with registration number 7163791 (“Betfair”), TSE HOLDINGS LIMITED, a private limited company incorporated in England & Wales with registration number 05172296 and registered office at One Chamberlain Square Cs, Birmingham, United Kingdom, B3 3AX (“TSEH”), FANDUEL GROUP FINANCING LLC, a Delaware limited liability company organised in Delaware with registration number 7163797 (“FanDuel”) and FLUTTER FINANCING B.V., a besloten vennootschap met beperkte aansprakelijkheid incorporated under the laws of the Netherlands, having its official seat (statutaire zetel) in Amsterdam, the Netherlands, and registered with the Dutch Trade Register under number 77893107 (“Flutter Finance” and together with FanDuel, the “TLB Borrowers” and with the TLA/RCF Borrowers (as defined below), each, a “Borrower” and collectively the “Borrowers”), the other GUARANTORS party hereto, JPMORGAN CHASE BANK, N.A. as the TERM LENDER party hereto (the “Fourth Incremental Term Lender”) and GOLDMAN SACHS BANK USA as the REVOLVING FACILITY LENDER party hereto (the “Fourth Incremental Revolving Facility Lender”), and J.P. MORGAN SE (“JPM”), as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders.

R E C I T A L S

WHEREAS, the Borrowers named therein, the Administrative Agent, the Collateral Agent, the lenders from time to time party thereto and various other parties have previously entered into the Existing Credit Agreement (the Existing Credit Agreement as amended by this Agreement, the “Credit Agreement”);

WHEREAS, the TLB Borrowers have requested that the Fourth Incremental Term Lender makes available incremental term loan B commitments in an aggregate principal amount of $500 million (the “Fourth Incremental Term B Loan Commitments”) pursuant to Section 2.21 of the Existing Credit Agreement;

WHEREAS, each of the Company, PPB, Betfair, TSEH and FanDuel (each, a “TLA/RCF Borrower” and, together, the “TLA/RCF Borrowers”) have requested that the Fourth Incremental Revolving Facility Lender make available incremental revolving facility commitments in an aggregate principal amount of £50 million (the “Fourth Incremental Revolving Facility Commitments”) pursuant to Section 2.21 of the Existing Credit Agreement;

WHEREAS, on the Fourth Incremental Effective Date (as defined below), the TLB Borrowers shall borrow Term B Loans in respect of the Fourth Incremental Term B Loan Commitments (the “Fourth Incremental Term B Loans”) and use the proceeds thereof along with certain other Indebtedness of the Company and its Subsidiaries to (i) finance or refinance amounts payable in connection with the $1,750,000,000 Term Loan (each term as defined in the Bridge Credit Agreement (as defined below)) made available pursuant to the bridge credit agreement dated July 10, 2025 and entered into between, amongst others, the Company, PPB, TSEH, Flutter Finance and JPMorgan Chase Bank, N.A. and J.P. Morgan SE, as administrative agent (the “Bridge Credit Agreement”), (ii) finance or refinance working capital requirements and/or general corporate purposes and (iii) finance other related amounts, including fees, costs and expenses (collectively, the “Fourth Incremental Transactions”);

WHEREAS, pursuant to and in accordance with Section 9.08(c)(iii)of the Existing Credit Agreement, the Company, the other Loan Parties party hereto, the Incremental Term Lender and the Administrative Agent may amend the Existing Credit Agreement to integrate any Incremental Term Loan Commitments;

WHEREAS, pursuant to and in accordance with Section 9.08(c)(iii)of the Existing Credit Agreement, the Company, the other Loan Parties party hereto, the Fourth Incremental Revolving Facility Lender and the Administrative Agent may amend the Existing Credit Agreement to integrate any Incremental Revolving Facility Commitments;

WHEREAS, the Lender executing this Agreement as the Fourth Incremental Term Lender, (i) consents to this Agreement and the Existing Credit Agreement and (ii) agrees to make available the Fourth Incremental Term B Loan Commitments in accordance with the terms of this Agreement and the Existing Credit Agreement;

WHEREAS, the Fourth Incremental Revolving Facility Lender, (i) consents to this Agreement and the Existing Credit Agreement and (ii) agrees to make available the Fourth Incremental Revolving Facility Commitments in accordance with the terms of this Agreement and the Existing Credit Agreement;

WHEREAS, in connection with the arrangement of the Fourth Incremental Term B Loans, (i) JPM, Bank of America Europe Designated Activity Company (“BofA”), Barclays Bank PLC (“Barclays”), and Goldman Sachs Bank USA (“GS”) (in each case, together with any of their affiliates) are acting as the joint global coordinators, (ii) JPM and Wells Fargo Securities, LLC (“Wells Fargo”) (in each case, together with any of their affiliates) are acting as joint lead bookrunners and (iii) Goodbody Stockbrokers UC, BofA, Barclays, Citibank, N.A., Citizens Bank, N.A., GS, Lloyds Bank plc, Mediobanca – Banca Di Credito Finanziario S.p.A., NatWest Markets PLC, Banco Santander, S.A. and UniCredit Bank GmbH (in each case, together with any of their affiliates), are acting as joint bookrunners (each such institution in such capacities, each a “Fourth Incremental Arranger” and together the “Fourth Incremental Arrangers”).

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms; Rules of Construction. Capitalized terms used herein and not otherwise defined herein have the meanings assigned to such terms in the Existing Credit Agreement. The rules of construction specified in Section 1.02 of the Existing Credit Agreement shall apply to this Agreement, including the terms defined in the preamble and recitals hereto.

SECTION 2. Fourth Incremental Term B Loans.

(a) Pursuant to Section 2.21 of the Existing Credit Agreement and subject to the terms and conditions set forth herein, the Fourth Incremental Term Lender agrees to provide on the Fourth Incremental Effective Date, an Incremental Term Loan Commitment in an aggregate principal amount equal to the amount set forth opposite the Fourth Incremental Term Lender’s name on Schedule 1 hereto.

(b) Subject to the terms and conditions set forth herein, the Fourth Incremental Term Lender agrees to make Incremental Term Loans in Dollars, in a single draw on the Fourth Incremental Effective Date to the TLB Borrowers on a joint and several basis as between the TLB Borrowers, in an aggregate principal amount equal to the Fourth Incremental Term Lender’s Fourth Incremental Term B Loan Commitments. The Fourth Incremental Term Lender shall make such Loan by wire transfer of immediately available funds by 12:00 p.m. Local Time, to the account of the Administrative Agent and the Administrative Agent shall make such Loans available to the TLB Borrowers promptly by crediting the amounts so received in like funds, to the accounts designated by the TLB Borrowers as specified in the applicable Borrowing Request. The terms of the Fourth Incremental Term B Loans made pursuant to this Agreement shall be identical to those of the Third Incremental Term B Loans (disregarding any differences in original issue discount or upfront fees if not affecting the fungibility thereof for tax purposes), and all such Loans shall constitute a single Class of Loans for all purposes of the Credit Agreement and the other Loan Documents.

(c) The TLB Borrowers shall apply the proceeds of the Fourth Incremental Term B Loans towards the Fourth Incremental Transactions.

(d) From and after the Fourth Incremental Effective Date, for all purposes of the Credit Agreement and the other Loan Documents, (i) the Fourth Incremental Term B Loans shall be deemed to be “Incremental Term Loans” and “Term B Loans”, (ii) each Fourth Incremental Term B Loan Commitment shall be deemed to be an “Incremental Term B Loan Commitment” and a “Term B Loan Commitment”, and (iii) the Fourth Incremental Term Lender shall be deemed to be an “Incremental Term Lender” with outstanding “Incremental Term Loans” and a “Term B Lender” with outstanding “Term B Loans”, in each case, for all purposes under the Credit Agreement.

(e) Unless previously terminated, the Fourth Incremental Term B Loan Commitments shall terminate upon the making of the Fourth Incremental Term B Loans in full on the Fourth Incremental Effective Date.

SECTION 3. Fourth Incremental Revolving Facility Commitments

(a) Pursuant to Section 2.21 of the Existing Credit Agreement and subject to the terms and conditions set forth herein, the Fourth Incremental Revolving Facility Lender agrees to provide on the Fourth Incremental Effective Date an Incremental Revolving Facility Commitment in an aggregate principal amount equal to the amount set forth opposite the Fourth Incremental Revolving Facility Lender’s name on Schedule 2 hereto.

(b) The terms of the Fourth Incremental Revolving Facility Commitments and the Loans made thereunder shall be identical to those of the existing Revolving Facility Commitments and the Initial Revolving Loans, and all such Fourth Incremental Revolving Facility Commitments shall constitute an increase in Revolving Facility Commitments to the existing Revolving Facility for all purposes of the Credit Agreement and the other Loan Documents.

(c) On the Fourth Incremental Effective Date, (i) each Revolving Facility Lender immediately prior to giving effect to the Fourth Incremental Revolving Facility Commitments hereunder (the “Existing Revolving Facility Lenders”) will automatically and without further act be deemed to have assigned to the Fourth Incremental Revolving Facility Lender, and the Fourth Incremental Revolving Facility Lender will automatically and without further act be deemed to have assumed, a portion of such Existing Revolving Facility Lenders’ participations under the Credit Agreement in outstanding Swingline Loans and Letters of Credit, if applicable, such that, after giving effect to each deemed assignment and assumption of participations, all of the Revolving Facility Lender’s (including the Fourth Incremental Revolving Facility Lender’s) participations under the Credit Agreement in Swingline Loans and Letters of Credit, if applicable, shall be held on a pro rata basis on the basis of their respective Revolving Facility Credit Exposure (after giving effect to the increase in the Revolving Facility Commitments pursuant to this Agreement), and (ii) if any Revolving Facility Loans are outstanding on such date, the Existing Revolving Facility Lenders will automatically and without further act be deemed to have assigned Revolving Facility Loans to the Fourth Incremental Revolving Facility Lender, and the Fourth Incremental Revolving Facility Lender will automatically and without further act be deemed to have purchased such Revolving Facility Loans, in each case to the extent necessary so that all of the Revolving Facility Lenders participate in each outstanding Borrowing of Revolving Facility Loans pro rata on the basis of their respective Revolving Facility Credit Exposure (after giving effect to the increase in the Revolving Facility Commitments pursuant to this Agreement); provided that it is understood and agreed that the minimum borrowing, pro rata borrowing and pro rata payment requirements contained elsewhere in the Existing Credit Agreement shall not apply to the transactions effected pursuant to this clause (c). For avoidance of doubt, after giving effect to this Section 3(c), the Fourth Incremental Revolving Facility Commitments shall not exceed £50,000,000.00.

(d) The TLA/RCF Borrowers shall apply the proceeds of any Loans funded under the Fourth Incremental Revolving Facility Commitments as required by Section 3.12(b) of the Credit Agreement.

(e) From and after the Fourth Incremental Effective Date, for all purposes of the Credit Agreement and the other Loan Documents, (i) any Loans made pursuant to the Fourth Incremental Revolving Facility Commitments shall be deemed to be “Incremental Revolving Loans”, “Initial Revolving Loans” and “Revolving Facility Loans”, (ii) the Fourth Incremental Revolving Facility Commitments shall be deemed to have been an “Incremental Revolving Facility Commitment” and a “Revolving Facility Commitment”, and (iii) the Fourth Incremental Revolving Facility Lender shall be deemed to be an “Incremental Revolving Facility Lender” with outstanding “Incremental Revolving Loans” and a “Revolving Facility Lender” with outstanding “Revolving Facility Loans”, in each case, for all purposes under the Credit Agreement.

SECTION 4. Incremental Amendments to the Existing Credit Agreement. Effective as of the Fourth Incremental Effective Date, and subject to the terms and conditions set forth herein, the Existing Credit Agreement is hereby amended as follows:

(a) Section 1.01 is amended by adding the following definitions in the appropriate alphabetical order:

““Fourth Incremental Assumption Agreement” shall mean the Fourth Incremental Assumption Agreement, dated as of the Fourth Incremental Effective Date, by and among the Borrowers, the other Loan Parties party thereto, the Fourth Incremental Term Lender, the Fourth Incremental Revolving Facility Lender (as defined therein) and the Administrative Agent.”

““Fourth Incremental Effective Date” shall mean the date on which the Fourth Incremental Assumption Agreement became effective, which date is August 7, 2025.”

““Fourth Incremental Term Lender” shall mean any Term Lender with an Incremental Term Loan Commitment under the Fourth Incremental Assumption Agreement or outstanding Incremental Term B Loan pursuant to the Fourth Incremental Assumption Agreement.”

(b) the following definitions are hereby amended and restated as follows:

“Term B Loans” shall mean, collectively, (a) the Initial Term B Loans made by the applicable Term B Lenders to the applicable Borrowers on the First Repricing Effective Date pursuant to the First Repricing Agreement, in Dollars, (b) the Third Incremental Term B Loans made by the Third Incremental Term Lenders pursuant to the Third Incremental Assumption Agreement and by the Fourth Incremental Term Lender pursuant to the Fourth Incremental Assumption Agreement and (c) any other Incremental Term B Loans in the form of Term Loans denominated in Dollars made by the Incremental Term Lenders to a Borrower pursuant to Section 2.01(d).

“Third Incremental Term B Loans” shall mean (a) the Term Loans made by the Third Incremental Term Lenders to the applicable TLB Borrower on the Third Incremental Effective Date pursuant to Section 2.01 and the Third Incremental Assumption Agreement and (b) the Term Loans made by the Fourth Incremental Term Lender to the applicable TLB Borrowers on or after the Fourth Incremental Effective Date pursuant to Section 2.01 and the Fourth Incremental Assumption Agreement.

“Third Incremental Term B Loan Commitments” shall mean, (a) with respect to each applicable Third Incremental Term Lender, the commitment of such Lender to make Third Incremental Term B Loans hereunder on the Third Incremental Effective Date and (b) with respect to each applicable Fourth Incremental Term Lender, the commitment of such Lender to make Third Incremental Term B Loans hereunder on the Fourth Incremental Effective Date. The amount of (x) each applicable Incremental Term Lender’s Third Incremental Term B Loan Commitments as of the Third Incremental Effective Date is set forth in the Third Incremental Assumption Agreement and (y) each applicable Incremental Term Lender’s Fourth Incremental Term B Loan Commitments as of the Fourth Incremental Effective Date is set forth in the Fourth Incremental Assumption Agreement.

(c) Section 3.12 is replaced in its entirety by the following:

“(a) The Borrowers will use the proceeds of the Term A Loans made on or after the Closing Date to (i) refinance, purchase or otherwise discharge Indebtedness of the Group, including any Indebtedness outstanding under the Existing Credit Agreements (other than the Specified Remaining TLB Tranches, the Existing Roll-Over Letters of Credit and the Existing Ancillary Facilities and any participations rolled on a cashless basis) and the Closing Date Refinancing, (ii) finance or refinance working capital requirements and/or general corporate purposes (including the Transaction) and (iii) finance other related amounts, including fees, costs and expenses. The Borrowers will use the proceeds of the Term B Loans made on the First Repricing Effective Date for the purposes set forth in the First Repricing Agreement. The Borrowers will use the proceeds of the Third Incremental Term B Loans made on the Third Incremental Effective Date for the purposes set forth in the Third Incremental Assumption Agreement. The Borrowers will use the proceeds of the Third Incremental Term B Loans made on the Fourth Incremental Effective Date for the purposes set forth in the Fourth Incremental Assumption Agreement.”

(d) Section 2.10(a)(i)(Z) is replaced in its entirety by the following:

“the Third Incremental Term B Loans on the last day of each March, June, September and December of each year (commencing on the last day of the first full fiscal quarter of the Company ending after the Third Incremental Effective Date) and on the Third Incremental Maturity Date or, if any such date is not a Business Day, on the next preceding Business Day (each such date being referred to as a “Third Incremental Term B Loan Installment Date”), in an aggregate principal amount of such Third Incremental Term B Loans equal to (A) in the case of quarterly payments due prior to the Third Incremental Maturity Date, an amount equal to 0.25% of the aggregate principal amount of the Third Incremental Term B Loans funded on the Third Incremental Amendment Effective Date and on the Fourth Incremental Amendment Effective Date, and (B) in the case of such payment due on the Third Incremental Maturity Date, an amount equal to the then unpaid principal amount of such Third Incremental Term B Loans outstanding”

SECTION 5. Representations and Warranties.

(a) To induce the other parties hereto to enter into this Agreement, each Loan Party party hereto represents and warrants that, as of the Fourth Incremental Effective Date (as defined below):

(i)

this Agreement has been duly executed and delivered by it and constitutes a legal, valid and binding obligation of such Loan Party enforceable against each such Loan Party in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance, examinership or other similar laws affecting creditors’ rights generally, (ii) general principles of equity

(regardless of whether such enforceability is considered in a proceeding in equity or at law), (iii) implied covenants of good faith and fair dealing and (iv) any foreign laws, rules and regulations as they relate to pledges of Equity Interests of Subsidiaries that are not Loan Parties; and

(ii)

the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all corporate, stockholder, partnership, limited liability company or other organizational action required to be obtained by the Loan Parties party thereto and shall not (1) violate (w) any provision of law, statute, rule or regulation applicable to the Loan Parties, (x) the memorandum, certificate or articles of incorporation or association or other constitutive documents (including any partnership, limited liability company or operating agreements) or by-laws of each Loan Party, (y) any applicable order of any court or any rule, regulation or order of any Governmental Authority applicable to each Loan Party or (z) any provision of any indenture, certificate of designation for preferred stock, or other material agreement or instrument to which any Loan Party is a party or by which any of them or any of their property is or may be bound, (2) result in a breach of or constitute (alone or with due notice or lapse of time or both) a default under, give rise to a right of or result in any cancellation or acceleration of any right or obligation (including any payment) under any such indenture, certificate of designation for preferred stock, or other material agreement or instrument, where any such conflict, violation, breach or default referred to in paragraph (1) or (2) of this paragraph (iii), would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, or (3) result in the creation or imposition of any Lien upon or with respect to any property or assets directly or indirectly now owned or hereafter acquired by any Loan Party, other than the Liens created by the Loan Documents and Permitted Liens.

SECTION 6. Conditions Precedent to Fourth Incremental Effective Date. This Agreement shall become effective and the Fourth Incremental Term B Loan Commitments shall be able to be drawn on the date when the following conditions are satisfied or waived by the Fourth incremental Term Lender and the Fourth Incremental Revolving Facility Lender (such date, the “Fourth Incremental Effective Date”):

(a) the Administrative Agent (or its counsel) shall have received from each Loan Party, the Fourth Incremental Term Lender and the Fourth Incremental Revolving Facility Lender (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence reasonably satisfactory to the Administrative Agent (which may include delivery of a signed signature page of this Agreement by electronic transmission (e.g., “pdf”)) that such party has signed a counterpart of this Agreement;

(b) the Administrative Agent shall have received a certificate of the Secretary, Assistant Secretary, Director or similar officer of each Loan Party party hereto dated the Fourth Incremental Effective Date and certifying:

(i)

a copy of the memorandum, certificate or articles of incorporation, certificate of limited partnership, certificate of formation or other equivalent constituent and governing documents, including all amendments thereto, of such Loan Party, (1) in the case of a corporation (other than a corporation incorporated or organized in Ireland), certified (to the extent available in any non-U.S. jurisdiction) as of a recent date by the Secretary of State (or other similar official or Governmental Authority in the case of any Loan Party organized outside the United States of America) of the jurisdiction of its organization, or (2) otherwise certified by the Secretary, Assistant Secretary or Director of such Loan Party or other person duly authorized by the constituent documents of such Loan Party,

(ii)	in the case of any Loan Party organized within the United States of America, as to the good standing of such Loan Party as of a recent date from such Secretary of State,

(iii)

in the case of any Loan Party incorporated in Ireland or organized within the U.K, that borrowing or guaranteeing, as appropriate, the Fourth Incremental Term B Loan Commitments would not cause any borrowing, guaranteeing or similar limit binding on any Loan Party to be exceeded,

(iv)

in the case of a Loan Party incorporated in Ireland, confirming that the entry into and delivery by any such Loan Party of the Loan Documents and the performance of its obligations thereunder does not constitute financial assistance within the meaning of section 82 of the Irish Companies Act,

(v)

that attached thereto is a true and complete copy of the by-laws (or partnership agreement, limited liability company agreement or other equivalent constituent and governing documents) (to the extent such concept or a similar concept exists under the laws of such Loan Party’s jurisdiction of formation) of such Loan Party as in effect on the Fourth Incremental Effective Date and at all times since the date of the resolutions described in clause (vi) below,

(vi)

that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors (or equivalent governing body) of such Loan Party (or its managing general partner or managing member) authorizing the execution, delivery and performance of the Loan Documents dated as of the Fourth Incremental Effective Date to which such person is a party and, in the case of the Borrowers, the borrowings hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect on the Fourth Incremental Effective Date,

(vii)	as to the incumbency and specimen signature of each officer executing any Loan Document or any other document delivered in connection herewith on behalf of such Loan Party, and

(viii)

with the exception of any Loan Party incorporated in England and Wales, as to the absence of any pending proceeding for the dissolution or liquidation of such Loan Party or, to the knowledge of such person, threatening the existence of such Loan Party.

(c) to the extent not already in possession of the Fourth Incremental Term Lender and the Fourth Incremental Revolving Facility Lender, at least three Business Days prior to the Fourth Incremental Effective Date, all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act, and a Beneficial Ownership Certification for each Borrower to the extent that it qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, that has been reasonably requested by any Fourth Incremental Term Lender or the Fourth Incremental Revolving Facility Lender, as applicable, at least ten days prior to the Fourth Incremental Effective Date;

(d) Substantially concurrent with, or promptly following, the Fourth Incremental Effective Date, the Administrative Agent shall have received evidence of repayment of the “Term Loans” as defined in the Bridge Credit Agreement;

(e) on the Fourth Incremental Effective Date, after giving effect to the Fourth Incremental Transactions, none of the Company, any TLB Borrower or any of their Subsidiaries shall have any third party debt for borrowed money other than (i) the Fourth Incremental Term B Loans, (ii) any rollover of then existing capital leases, (iii) other indebtedness approved by the Fourth Incremental Arrangers in their reasonable discretion and (iv) any other indebtedness not prohibited by the Existing Credit Agreement;

(f) [Reserved];

(g) the Administrative Agent shall have received, on behalf of itself, the Lenders and the Collateral Agent, a written opinion of Simpson Thacher & Bartlett LLP, as special New York and Delaware counsel for the Loan Parties, Loyens & Loyeff N.V., as special Dutch counsel for the Administrative Agent, Latham & Watkins LLP, as special English counsel for the Administrative Agent, and William Fry LLP as special Irish counsel for the Administrative Agent (A) dated the Fourth Incremental Effective Date, (B) addressed to each the Administrative Agent, the Collateral Agent and the Lenders on the Fourth Incremental Effective Date and (C) in form and substance reasonably satisfactory to the Administrative Agent covering such matters relating to the Loan Documents as the Administrative Agent shall reasonably request;

(h) the representations and warranties contained in Section 5 of this Agreement and Section 3 of the Existing Credit Agreement are and will be true and correct in all material respects on and as of the Fourth Incremental Effective Date to the same extent as though made on and as of that date (except to the extent such representations and warranties are qualified by “materiality” or “Material Adverse Effect,” in which case such representations and warranties shall be true and correct in all respects as of such date), in each case, with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date), and immediately before and after giving effect to this Agreement, no Event of Default shall have occurred or will occur and be continuing as a result of the effectiveness of this Agreement;

(i) the Administrative Agent shall have received a certificate dated on the Fourth Incremental Effective Date executed by a Responsible Officer of the Company confirming compliance with the conditions precedent set forth in Section 7(e) and (h) above;

(j) the Administrative Agent shall have received a notice of Borrowing substantially in the form of a Borrowing Request (a “Borrowing Notice”), requesting that the Fourth Incremental Term Lender make the Fourth Incremental Term B Loans on the Fourth Incremental Effective Date and specifying the amount to be borrowed;

(k) all fees required to be paid on the Fourth Incremental Effective Date pursuant to the applicable fee letters dated on July 10, 2025 and July 18, 2025 between the Company and the applicable Fourth Incremental Arranger, the RCF Commitment Letter dated July 18, 2025 between the Company and the Revolving Facility Lender and other Loan Documents to the extent invoiced at least three Business Days prior to the Fourth Incremental Effective Date, shall, upon the initial borrowing under the Fourth Incremental Term B Loans, have been paid (which amounts may be offset against the proceeds of the Fourth Incremental Term B Loans) and this condition shall be satisfied if the applicable Borrowing Notice shows that such fees are to be so offset; and

(l) the Administrative Agent shall have received a solvency certificate, substantially in the form of Exhibit C to the Credit Agreement.

The making of the Fourth Incremental Term B Loans by the Fourth Incremental Term Lender hereunder shall conclusively be deemed to constitute an acknowledgment by the Administrative Agent and the Fourth Incremental Term Lender that each of the conditions precedent set forth in this Section 7 shall have been satisfied in accordance with their respective terms or shall have been irrevocably waived by such Person.

SECTION 7. [Reserved]

SECTION 8. Effect of Amendment

(a) Except as expressly set forth in this Agreement or in the Existing Credit Agreement, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Existing Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Existing Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case, as amended by this Agreement. Nothing herein shall be deemed to entitle the Borrowers to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document in similar or different circumstances.

(b) On and after the Fourth Incremental Effective Date, each reference in (i) the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Credit Agreement in any other Loan Document shall be deemed a reference to the Existing Credit Agreement as modified by this Agreement. This Agreement shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

(c) This Agreement, the Credit Agreement and the other Loan Documents constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties hereto with respect to the subject matter hereof.

(d) This Agreement constitutes an “Incremental Assumption Agreement” as referred to in the Credit Agreement.

SECTION 9. Costs and Expenses. The Borrowers hereby agree to reimburse the Administrative Agent in full upon demand for its reasonable and documented out-of-pocket expenses in connection with this Agreement, including the reasonable and documented out-of-pocket fees, charges and disbursements of counsel for the Administrative Agent, in each case, as required to be reimbursed pursuant to the Credit Agreement.

SECTION 10. Reaffirmation of Guarantees and Collateral.

By executing and delivering a counterpart hereof, each Loan Party party hereto, on behalf of itself and each other Loan Party that is a subsidiary thereof, (A) agrees that, notwithstanding the effectiveness of this Agreement, the First Incremental Assumption Agreement, the Second Incremental Assumption Agreement, the First Repricing Agreement and the Third Incremental Assumption Agreement (collectively, the “Amendment Documents”), after giving effect to the Amendment Documents, the Security Documents of such Loan Party, as applicable, and each guarantee provided by such Loan Party (whether pursuant to the Guarantee Agreement or the Existing Credit Agreement) continue to be in full force and effect, (B) agrees that all of the Liens and security interests created and arising under each Security Document remain in full force and effect on a continuous basis, and the perfected status and priority of each such Lien and security interest continues in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, as collateral security for its obligations, liabilities and indebtedness under the Existing Credit Agreement as amended by the Amendment Documents and under its guarantees in the other Loan Documents, in each case, to the extent provided in, and subject to the limitations and qualifications set forth in, such Loan Documents (as amended by the Amendment Documents) and (C) affirms and confirms all of its obligations, liabilities and indebtedness under the Existing Credit Agreement and each other Loan Document, in each case after giving effect to the Amendment Documents, including such Loan Party’s guarantee of the Obligations and the pledge of and/or grant of a Lien and/or other security interest in such Loan Party’s assets as Collateral pursuant to the Security Documents to secure such Obligations, all as provided in the Security Documents and such other Loan Documents, and acknowledges and agrees that such obligations, liabilities, guarantees, pledges and grants continue in full force and effect in respect of, and to secure, such Obligations under the Credit Agreement and the other Loan Documents, in each case, to the extent provided in, and subject to the limitations and qualifications set forth in, such Loan Documents (as amended by the Amendment Documents).

SECTION 11. Fourth Incremental Arrangers. Each Loan Party agrees that each Fourth Incremental Arranger shall be entitled to the privileges, indemnification, immunities and other benefits afforded to the “Arrangers” under the Credit Agreement (including pursuant to Section 8.08, Section 8.11 and Section 9.05 of the Existing Credit Agreement).

SECTION 12. GOVERNING LAW. THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSES OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 13. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute but one contract, and shall become effective as provided in Section 9.03 of the Existing Credit Agreement. Delivery of an executed counterpart to this Agreement by electronic transmission pursuant to procedures approved by the Administrative Agent shall be as effective as delivery of a manually signed original. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby (including without limitation, amendments, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein or in the Credit Agreement to the contrary the Administrative Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it.

SECTION 14. Headings. Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 15. Severability; Jurisdiction; Waiver of Jury Trial. Section 9.11, Section 9.12 and Section 9.15 of the Existing Credit Agreement are hereby incorporated by reference into this Agreement and shall apply to this Agreement, mutatis mutandis.

SECTION 16. Post-Closing Obligations. The Borrowers hereby agree to deliver and the Administrative Agent shall have received the items set forth on Schedule 3 to this Agreement after the Fourth Incremental Effective Date within the time period specified thereon.

SECTION 17. No Novation. The Loan Parties party hereto have requested, and the Lenders party hereto have agreed, that the Existing Credit Agreement be amended from the Fourth Incremental Effective Date, as set forth herein. Such amendment shall not constitute a novation of any indebtedness or other obligations owing to the Lenders or the Administrative Agent under the Existing Credit Agreement.

SECTION 18. Loan Document. This Agreement shall constitute a Loan Document under the terms of the Existing Credit Agreement.

[Remainder of page intentionally blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all as of the date and year first above written.

Loan Parties:

COMPANY:

FLUTTER ENTERTAINMENT PLC

By:	/s/ Peter Jackson
Name:	Peter Jackson
Title:	Chief Executive Officer

[Brigid – Fourth Incremental Assumption Agreement – Signature Page]

FLUTTER FINANCE

FLUTTER FINANCING B.V.

By:	/s/ Edward Traynor
Name:	Edward Traynor
Title:	Managing Director A

By:	/s/ Dennis Kramer
Name:	Dennis Kramer
Title:	Managing Director B

[Brigid – Fourth Incremental Assumption Agreement – Signature Page]

PPB

PPB TREASURY UNLIMITED COMPANY

By:	/s/ Edward Traynor
Name:	Edward Traynor
Title:	Director

[Brigid – Fourth Incremental Assumption Agreement – Signature Page]

BETFAIR

BETFAIR INTERACTIVE US FINANCING LLC

By:	/s/ David Jennings
Name:	David Jennings
Title:	Chief Financial Officer

[Brigid – Fourth Incremental Assumption Agreement – Signature Page]

TSEH

TSE HOLDINGS LIMITED

By:	/s/ Edward Traynor
Name:	Edward Traynor
Title:	Director

[Brigid – Fourth Incremental Assumption Agreement – Signature Page]

FANDUEL

FANDUEL GROUP FINANCING LLC

By:	/s/ David Jennings
Name:	David Jennings
Title:	Chief Financial Officer

[Brigid – Fourth Incremental Assumption Agreement – Signature Page]

TSE MALTA LP

acting through its general partner Winslow Four

By:	/s/ Recep Ozcan
Name:	Recep Ozcan
Title:	Director

By:	/s/ Kevin Smith
Name:	Kevin Smith
Title:	Director

[Brigid – Fourth Incremental Assumption Agreement – Signature Page]

Executed by Sportsbet Pty Ltd ACN 088 326 612 in accordance with section 127 of the Corporations Act 2001 (Cth) by:

/s/ Barni Evans	/s/ Nathan Arundell
Signature of director	Signature of director/company secretary

Barni Evans	Nathan Arundell
Name of director (print)	Name of director/company secretary (print)

[Brigid – Fourth Incremental Assumption Agreement – Signature Page]

NARIS LIMITED

By:	/s/ Hodan Fourie
Name: Hodan Fourie
Title: Director

[Brigid – Fourth Incremental Assumption Agreement – Signature Page]

BONNE TERRE LIMITED

By:	/s/ Stephen Birch
Name: Stephen Birch
Title: Director

By:	/s/ Ian Proctor
Name: Ian Proctor
Title: Director

[Brigid – Fourth Incremental Assumption Agreement – Signature Page]

FLUTTER TREASURY DAC

By:	/s/ Edward Traynor
Name: Edward Traynor
Title: Director

[Brigid – Fourth Incremental Assumption Agreement – Signature Page]

PPB ENTERTAINMENT LIMITED

By:	/s/ Cormac O’Brien
Name: Cormac O’Brien
Title: Director

[Brigid – Fourth Incremental Assumption Agreement – Signature Page]

PPB COUNTERPARTY SERVICES LIMITED

By:	/s/ Cormac O’Brien
Name: Cormac O’Brien
Title: Director

[Brigid – Fourth Incremental Assumption Agreement – Signature Page]

FANDUEL INC.

By:	/s/ David Jennings
Name: David Jennings
Title: Chief Financial Officer

[Brigid – Fourth Incremental Assumption Agreement – Signature Page]

TSG INTERACTIVE GAMING EUROPE LIMITED

By:	/s/ Jeff Power
Name: Jeff Power
Title: Director

[Brigid – Fourth Incremental Assumption Agreement – Signature Page]

BETFAIR INTERACTIVE US LLC

By:	/s/ David Jennings
Name: David Jennings
Title: Chief Financial Officer

[Brigid – Fourth Incremental Assumption Agreement – Signature Page]

HESTVIEW LIMITED

By:	/s/ Ian Proctor
Name: Ian Proctor
Title: Director

[Brigid – Fourth Incremental Assumption Agreement – Signature Page]

POWER LEISURE BOOKMAKERS LIMITED

By:	/s/ Edward Traynor
Name: Edward Traynor
Title: Director

[Brigid – Fourth Incremental Assumption Agreement – Signature Page]

BONNE TERRE GAMING LIMITED

By:	/s/ David Jennings
Name: David Jennings
Title: Director

[Brigid – Fourth Incremental Assumption Agreement – Signature Page]

J.P. MORGAN SE, as Administrative Agent

By:	/s/ Haaris Amjad
Name:	Haaris Amjad
Title:	Vice President

[Brigid – Fourth Incremental Assumption Agreement – Signature Page]

Lenders:

JPMORGAN CHASE BANK, N.A., as Fourth Incremental Term Lender

By:	/s/ Thomas Hacker
Name:	Thomas Hacker
Title:	Executive Director

[Brigid – Fourth Incremental Assumption Agreement – Signature Page]

GOLDMAN SACHS BANK USA, as Fourth Incremental Revolving Facility Lender

By:	/s/ Edwina Stewart
Name:	Edwina Stewart
Title:	Authorized Signatory

[Brigid – Fourth Incremental Assumption Agreement – Signature Page]

SCHEDULE 1

FOURTH INCREMENTAL TERM B COMMITMENTS

Fourth Incremental Term Lender	Fourth Incremental Term B Commitment
JPMorgan Chase Bank, N.A.	$500,000,000.00

SCHEDULE 2

FOURTH INCREMENTAL REVOLVING FACILITY COMMITMENTS

Fourth Incremental Revolving Facility Lender	Fourth Incremental Revolving Facility Commitment
Goldman Sachs Bank USA	£50,000,000.00

SCHEDULE 3

Subject to Section 5.10 of the Existing Credit Agreement and the Agreed Guarantee and Security Principles, following the Fourth Incremental Effective Date but no later than the date being 120 days after the Fourth Incremental Effective Date, the Company shall deliver (and cause the Loan Parties to deliver) guarantee and security reaffirmations to ensure that the Fourth Incremental Term B Loans benefit from the guarantees and security given pursuant to the Guarantee Agreement and the Security Documents, in each case, together with customary legal opinions, board resolutions and other customary closing certificates, searches and documentation to the extent reasonably requested by the Administrative Agent or the Collateral Agent in forms consistent with those delivered on the Fourth Incremental Effective Date, or with respect to jurisdictions not implicated on the Fourth Incremental Effective Date, consistent with those delivered in connection with the Existing Credit Agreements or as otherwise acceptable to the Administrative Agent or the Collateral Agent (acting reasonably).